UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

400 Skokie Blvd.

Suite 500

Northbrook, IL 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

1

SEMI-ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier HyperiUS Global Equity Fund

Frontegra Asset Management, Inc.

December 31, 2022

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	3
Investment Highlights	5
Frontier MFG Global Sustainable Fund
Report from MFG Asset Management	7
Investment Highlights	9
Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund
Report from MFG Asset Management	11
Investment Highlights	13
Frontier HyperiUS Global Equity Fund
Report from H.A.M.L.	15
Investment Highlights	17
Expense Example	18
Schedules of Investments
Frontier MFG Global Equity Fund	21
Frontier MFG Global Plus Fund	23
Frontier MFG Global Sustainable Fund	25
Frontier MFG Core Infrastructure Fund	27
Frontier MFG Select Infrastructure Fund	30
Frontier HyperiUS Global Equity Fund	32
Statements of Assets and Liabilities	33
Statements of Operations	35
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	51
Voting Results of Special Meeting of Shareholders	60

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

REPORT FROM FRONTEGRA ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

We are pleased to report on the progress of the Frontier Funds over the past six months ending December 31, 2022. The S&P 500 Index was up 2.31%. International stocks, as measured by the MSCI EAFE Index, returned 6.36% over the six-month period.

Fund Results

The Frontier MFG Global Equity Fund, Institutional Class, managed by MFG Asset Management ("MFG"), returned 0.89% (net) versus the MSCI World Index (Net) return of 2.97% for the six-month period ending December 31, 2022.

The Frontier MFG Global Plus Fund, Institutional Class, also managed by MFG, returned 2.46% (net) versus the MSCI World Index (Net) return of 2.97% for the six-month period ending December 31, 2022. The Service Class shares returned 2.46% (net) over the same time period.

The Frontier MFG Global Sustainable Fund, Institutional Class, also managed by MFG, returned -0.09% (net) versus the MSCI World Index (Net) return of 2.97% for the six-month period ending December 31, 2022. The Service Class shares returned -0.25% (net) over the same time period.

For the six-month period ending December 31, 2022, the Frontier MFG Core Infrastructure Fund, Institutional Class, also managed by MFG, returned -3.93% (net) versus the S&P Global Infrastructure Index return of 0.34%. The Service Class shares returned -3.95% (net) over the same time period.

For the six-month period ending December 31, 2022, the Frontier MFG Select Infrastructure Fund, Institutional Class, also managed by MFG, returned -2.43% (net) versus the S&P Global Infrastructure Index return of 0.34%. The Service Class shares returned -2.52% (net) over the same time period.

The Frontier HyperiUS Global Equity Fund, managed by H.A.M.L., returned -10.81% (net) versus the MSCI World Index (Net) return of 2.97% for the six-month period ending December 31, 2022. The Service Class shares returned -10.81% (net) over the same time period.

Market Review

In the second half of 2022, stock markets leveled off following a steep decline in the first half of the calendar year. Inflation has proven persistently stubborn, and investors are monitoring the market, hoping for a cooling economy that avoids a significant recession. Employment remains strong, although wage increases are moderating. Lastly, COVID continues to have an impact on the worldwide economy — most specifically in China — and its impact on supply chains and global travel remains to be seen.

We will continue to oversee the management of the Frontier Funds with the thoughtfulness and skill our shareholders have come to expect. As always, we appreciate your investment and continued confidence in us.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

This page intentionally left blank.

REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The performance of both Funds is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund (Institutional Class) returned 0.89%, net of fees, for the six-month period ending December 31, 2022, while the Frontier MFG Global Plus Fund (Institutional Class) returned 2.46%, net of fees, for the same time period. Both Funds underperformed the 2.97% return of their benchmark, the MSCI World Index (Net). For the year, the Global Equity Fund returned -20.92%, net of fees, and the Global Plus Fund returned -19.70%, net of fees, compared to the benchmark return of -18.14%.

The Funds both recorded a positive return for the six months. The stocks that contributed the most in local-currency terms over the six months included the investments in HCA Healthcare, Mastercard, Yum! Brands and McDonald's. All have been delivering strong results and managing the spike in inflation well.

The stocks that detracted in local-currency terms over the six months included Alphabet, Amazon and Crown Castle. Both Amazon and Alphabet have found themselves on the wrong side of excess demand driven by pandemic stimulus that is now unwinding and ultra-low interest rates. Both are needing to cut costs to realign to normalising revenues and margins have been pressured. Like most in real estate, Crown Castle has been de-rated on higher interest rates but is also experiencing a slower outlook for growth in 2023 on lower demand from its telecommunications customers. As a result, we sold down and exited Crown Castle over the six-month period.

Fund Outlook and Strategy

After the extremes of 2022 where returns across almost all, if not all, asset classes fell, 2023 looks to be shaping up as a year of two halves. The runaway inflation is finally starting to slow down, especially in the goods part of the measure, with the key piece to watch from here being wages inflation. If (when) this can be reined in, central banks will start to respond by leaning back on their aggressive interest-rate hiking. Even still, we believe the three-decade-long fall in interest rates has ended and our world is adjusting.

We are now a long way through the adjustment process in markets. The benchmark U.S. 10-year bond, used for discounting cash flows and thus crucial to determining valuations, is settling into a range in the high 3% at present. We think this looks sustainable and so while near-term volatility (associated with oscillations in this) is not off the table, the major repricing of duration is finished in our view. Elsewhere the tone of the Ukraine conflict also appears to have turned and while a compromise still lies ahead, it seems unlikely to create any further material new news to affect markets negatively. If anything, some sort of stalemate or solution would likely be positive.

The other major news in late 2022 was the change of tone and direction in China. We anticipate this will be the scene setter for 2023 and we will finally put COVID-related disruption in the rear-view mirror during the 2023 year. China has moved swiftly since first wavering on its strict zero-COVID policy and given the lack of truly effective vaccines, seems now to be pursuing a "herd immunity" response. The implications of this are, in our view, widespread and potentially materially positive for world markets. China is stimulating to rebuild domestic growth and confidence. It has eased aggressive regulatory constraints on the technology and other sectors with the recent capital raising by Ant Financial and Jack Ma ceding control all evidencing that shifts are underway. Stimulus in China flows out, especially to Europe. The opening of China's borders will allow the free distribution of the significant and well-educated Chinese population, potentially a material factor in addressing the labour shortages that have plagued many economies and held up wages.

But these things will take time to flow through and the near-term risk of the reopening is a flare-up of COVID symptoms globally and the initial wave of pain inside China may hurt growth statistics. Further, the aggressive actions by western central banks have known lags in taking effect and the slowing, especially in the U.S., could be material. Parts of the economy built up unsustainably high-cost structures as excesses of stimulus drove extraordinary revenue growth; unwinding these costs takes time. So, we expect that margin pressures in parts of the U.S. lie ahead and it will be important to anticipate where earnings expectations are inappropriate as we traverse this first part of the year.

We continue to dig within our investment universe to find those companies that not only have strong competitive advantages but also can deliver cash flows and earnings that are resilient in the coming year. In December, we simultaneously increased cash and further de-risked portfolio exposure to deteriorating earnings, even in those operating from a position of strength, and feel some caution is prudent as equity prices do not appear to fully capture the downside risks associated with the economic slowdown. Our intention is to take advantage of opportunities in the coming months as the impacts of the economic slowdown become clearer. We believe the Funds can deliver our clients strong returns over coming years, even if broader indices fall further in the short term, as we continue to hold strong, well-capitalised and well-positioned companies that can benefit from the changing shape of economies and industries. We thank you for the trust you place in us.

Yours sincerely,

Nikki Thomas, CFA	Arvid Streimann, CFA
Portfolio Manager	Portfolio Manager
MFG Asset Management	MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 12/31/12. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

*  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return*

FOR PERIODS ENDED 12/31/22	FUND	INDEX
SIX MONTHS	0.89%	2.97%
ONE YEAR	(20.92)%	(18.14)%
FIVE YEAR AVERAGE ANNUAL	4.91%	6.14%
TEN YEAR
AVERAGE ANNUAL	8.88%	8.85%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.86%
NET EXPENSE RATIO	0.80%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/22	FUND	INDEX
SIX MONTHS	2.46%	2.97%
ONE YEAR	(19.70)%	(18.14)%
FIVE YEAR AVERAGE ANNUAL	5.19%	6.14%
AVERAGE ANNUAL SINCE INCEPTION	6.59%	6.93%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.90%
NET EXPENSE RATIO	0.80%

REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Sustainable Fund is to seek attractive risk-adjusted returns over the medium to long-term while reducing the risk of permanent capital loss.

Performance Review

The Frontier MFG Global Sustainable Fund, Institutional Class, returned -0.09%, net of fees, for the six-month period ending December 31, 2022. The Fund underperformed the 2.97% return of the benchmark, the MSCI World Index (Net). For the year, the Fund returned -22.11%, net of fees, compared to the benchmark return of -18.14%.

Fund returns were flat over the six months. The largest contributors to returns were Walmart, Netflix and Yum! Brands. Walmart reported results notably better than expectations, gaining market share, including the benefit of higher-income consumers who traded down, an improving inventory position and tighter cost control. This led the company to revise guidance for the full year upwards. Netflix gained after the streaming TV leader reported it lost fewer-than-expected subscribers in the second quarter. Investor expectations were also buoyed by initiatives to rein in expenses and grow revenues via the introduction of an advertising-based tier and introducing measures to reduce password sharing across households. Yum! Brands, the owner of the KFC, Taco Bell and Pizza Hut franchises, reported results notably stronger than expected, demonstrating the strength and diversity of its operations across many geographies. An Investor Day towards year's end also provided further encouragement that the company's growth ambitions are likely to remain on-track for many years to come.

The largest detractors from returns included Alphabet, Amazon and Meta Platforms. Alphabet's share price reflected a combination of the cyclical challenge of slowing advertising revenue growth and contracting margins given investments and underwhelming cost control. Amazon continues to face various challenges. Its 3Q22 results missed expectations, with a cyclical slowdown and wage/energy inflation impacting growth and margins at its AWS cloud business and International Retail businesses. It also provided guidance for 4Q22 results significantly below expectations, as the company expects higher costs, including energy, to more than offset its ramping productivity efforts in the near term. We believe that these headwinds are transitory, and we retain confidence in the growth and competitiveness of Amazon's businesses over the medium term. Meta Platforms initially fell on poor revenue growth and margin challenges, then rebounded towards the end of the year following announced reductions in staff and costs.

Fund Outlook and Strategy

High levels of inflation appear to be slowing down, especially in the goods part of the measure. However, wage inflation continues to warrant close attention, as it is a strong contributor to elevated levels of inflation in the large services sectors of advanced economies. Central banks have been vocal in their determination to retain their restrictive stances until credible evidence emerges that inflation is being reined in, so while there remains uncertainty on the duration of higher levels of interest rates, there is greater market confidence in the levels at which they peak. This means it is likely the market's repricing of the level of long-term interest rates is mostly done and the levels of the benchmark U.S. 10-year bond appear to be settling into a range around the high 3%. Therefore, over coming quarters we expect the primary cause for movements in stock prices will be from the earnings prospects of individual companies and the path of their cash flows (rather than the discount rate applied to those cash flows).

This uncertainty on the duration of elevated rates and the real possibility that central banks are willing to tip economies into recession, if that is necessary to steadfastly reduce inflation, cause us to retain our cautious portfolio stance with our approximately 9% holding in cash and defensive tilt. The start of 2023 sees growing earnings risks in parts of the market for the coming year and we expect share prices to respond to these risks. The coming reporting season may result in stock price volatility that provides opportunities for capital to be redeployed into higher risk-adjusted returns. A significant proportion of Magellan's high-quality universe has what we believe are attractive medium-term return prospects that retains the quality and diversity and the longer-term prospects we seek for our companies. We believe these are advantaged companies with excellent business track records, skilled management, and disciplined capital management, and this gives us confidence that the strategy will be able to achieve its return objectives over the medium term.

Yours sincerely,

Domenico Giuliano

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  10/9/19 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 10/9/19 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/22	FUND	INDEX
SIX MONTHS	(0.09)%	2.97%
ONE YEAR	(22.11)%	(18.14)%
AVERAGE ANNUAL SINCE INCEPTION	1.57%	7.93%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.45%
NET EXPENSE RATIO	0.80%

This page intentionally left blank.

REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The performance of both Funds is measured against the S&P Global Infrastructure Index.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned -3.93%, net of fees, for the six-month period ending December 31, 2022. The Fund's return underperformed the 0.34% return of its benchmark, the S&P Global Infrastructure Index. For the year, the Fund returned -7.66%, net of fees, compared to the benchmark's return of -0.17%.

The Frontier MFG Select Infrastructure Fund, Institutional Class, returned -2.43%, net of fees, for the six-month period ending December 31, 2022. The Fund's return underperformed the 0.34% return of its benchmark, the S&P Global Infrastructure Index. For the year, the Fund returned -7.52%, net of fees, compared to the benchmark's return of -0.17%.

Both Funds recorded a negative return for the six-month period. One of the largest detractors to both Funds in local currency terms over the six months ending December 31, 2022, was Dominion Energy. Dominion Energy declined as the management team announced a strategic review of the business that could lead to changes to earnings guidance.

Other detractors to the Frontier MFG Core Infrastructure Fund included Algonquin Power & Utilities and TC Energy. Shares of Canadian-based utility Algonquin Power & Utilities Corp. declined after the company published disappointing interim 3Q results during the period, obliging it to withdraw long-term growth objectives. TC Energy fell following lower-than-anticipated earnings guidance and the shutdown of the Keystone Pipeline due to a spill incident.

Other detractors to the Frontier MFG Select Infrastructure Fund included investments in U.S. tower companies Crown Castle and American Tower. Both companies fell as U.S. Treasury yields rose on inflation concerns.

One of the largest contributors to both Funds over the six months ending December 31, 2022, was Vinci. Shares of French toll road company, Vinci SA, rose following reports of better-than-expected performance across key business lines (Concessions and Contracting) that subsequently led to a more optimistic tone from management.

Hydro One of Canada and ASUR also contributed to the Frontier MFG Core Infrastructure Fund. Ontario Canada-based electricity transmission and distribution company Hydro One benefited from improving regulatory certainty and increasing allowed ROEs. Meanwhile, ASUR continued to see robust passenger growth in its key Mexico airports, even when compared to pre-pandemic (2019) levels of traffic.

U.S. rail company Norfolk Southern and Italian electricity transmission company Terna were the other contributors to the Frontier MFG Select Infrastructure Fund. Norfolk Southern advanced as the sector worked through some of the supply chain and staffing issues that had affected volumes and Congress intervened in a long-running labour dispute to force a settlement on the unions that were holding out. Terna stock rose following a positive interim earnings report as well as an upgrade to FY2022 earnings expectations.

Fund Outlook and Strategy

Notwithstanding our expectations for greater volatility in the short to medium term driven by inflation and interest rates, we are confident that the underlying businesses we have included in our defined universe and in our investment strategy will prove resilient over the longer term. We regard the businesses we invest in to be of high quality and, while short-term movements in share prices reflect issues of the day, we expect that share prices in the longer term will reflect the underlying cash flows leading to investment returns consistent with our expectations.

The strategy seeks to provide investors with attractive risk-adjusted returns from infrastructure securities. The Frontier MFG Core Infrastructure Fund does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure. The Frontier MFG Select Infrastructure Fund does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure at discounts to their assessed intrinsic value. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, we believe the resilient nature of earnings and the structural linkage of those earnings to inflation means that investment returns typically generated by infrastructure stocks are different from standard asset classes and offer investors diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the historically reliable financial performance of infrastructure investments makes them attractive, and an investment in listed infrastructure has the potential to reward patient investors with a long-term time frame.

Sincerely,

Gerald Stack	Ben McVicar
Portfolio Manager	Portfolio Manager
Core and Select Infrastructure Funds	Core and Select Infrastructure Funds
MFG Asset Management	MFG Asset Management
Jowell Amores	Ofer Karliner
Portfolio Manager	Portfolio Manager
Core Infrastructure Fund	Select Infrastructure Fund
MFG Asset Management	MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 12/31/12. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return*

FOR PERIODS ENDED 12/31/22	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	(3.93)%	2.97%	0.34%
ONE YEAR	(7.66)%	(18.14)%	(0.17)%
FIVE YEAR AVERAGE ANNUAL	4.38%	6.14%	3.88%
TEN YEAR AVERAGE ANNUAL	7.46%	8.85%	6.51%
Institutional Class Expenses
GROSS EXPENSE RATIO	0.57%
NET EXPENSE RATIO	0.50%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  7/2/18 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 7/2/18 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/22	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	(2.43)%	2.97%	0.34%
ONE YEAR	(7.52)%	(18.14)%	(0.17)%
AVERAGE ANNUAL SINCE INCEPTION	3.54%	6.83%	5.13%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.01%
NET EXPENSE RATIO	0.80%

REPORT FROM H.A.M.L. (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier HyperiUS Global Equity Fund is to seek long-term capital growth.

Performance Review

Global equity market indices were marginally higher over the period from July 1, 2022, to December 31, 2022, as global inflation, central bank policy tightening, and geopolitical tensions dominated headlines. In the U.S., the Federal Reserve continued with their hawkish narrative and raised the federal funds rate to 4.25%-4.50%, the highest level in 15 years, in an attempt to reduce inflation.

The Frontier HyperiUS Global Equity Fund, Institutional Class, returned -10.81% for the six months ended December 31, 2022, underperforming its benchmark, the MSCI World Index (Net), which returned 2.97% over the same time frame. For the year, the Fund returned -45.32% compared to the benchmark's return of -18.14%.

Hermes International, Workday, Inc., and Intuitive Surgical, Inc. were the top contributors to the Fund's performance while Tesla Inc., Amazon.com Inc., and ServiceNow, Inc. were the top detractors.

Hermes provided a strong trading update in October for the quarter ended September 2022, reporting revenue growth of 24.3% year-on-year in constant currency and continued outperformance against the broader luxury sector. Outperformance in the non-leather goods segments and strong growth in Asia Pacific (ex-Japan) continues to highlight the strength of the Hermes brand. This superior brand positioning is reflected in Hermes' pricing power, with the company suggesting it would look to increase prices by high-single digits in 2023 to offset increases in its cost base. In addition, the company is expected to benefit from the easing of COVID-19 restrictions in China and the re-opening of Chinese borders which should spur demand for luxury goods as cross-border travel resumes.

Regarding Tesla's recent underperformance, we believe it has primarily revolved around two main narratives: Elon Musk's purchase of Twitter (and accompanying share selling overhang) and a potential demand/production slowdown in its automotive business. The recent price reduction of Tesla's vehicles in China and short-term discounting in the U.S. have only further fuelled speculation of a weakening of demand and were not viewed favourably by the market. We believe these concerns about Tesla are short-term in nature. While automotive sales may fall short of their stated target of 50% growth per year in the short term, should a recession materialize, we believe Tesla's long-term growth will continue to be strong owing to their clear market leadership and low penetration rates. We believe the business fundamentals of Tesla remain robust with its innovative approach to manufacturing leading to wider profit margins, substantial competitive advantages in software, ability to attract the best engineers, and its dominant name in electric vehicles.

2022 was a very challenging year for the Fund and has been one of the more hostile equity markets we have seen in over 20 years.

We believe the rapid change in long-term bond yields, particularly over the past 12 months, has been the primary cause of the decline in the market value of the Fund. The Fund's underlying earnings per share (EPS) growth has been unable to offset the valuation impact from lower Price to Earnings (P/E) ratios due to this rapid change. This inability of EPS growth to offset the duration impact of higher bond yields is because EPS growth is time-dependent, whereas bond yield and P/E ratio changes are not time constrained. EPS growth tends to dominate valuations over more extended periods, but significant changes in bond yields over short periods can overwhelm the impact of EPS growth.

Fund Outlook and Strategy

Despite recent declines in the Fund, we believe the underlying fundamentals have not deteriorated, with our companies' competitive positions and long-term earnings growth profiles remaining strong. If the change in bond yields occurred over a more extended period, then the underlying increase in EPS and the associated increase in the intrinsic value of the Fund would have been able to counteract the impact of higher bond yields more effectively.

For the year ahead, while Hyperion believes that a cyclical recession is probable, we believe a recession is unlikely to impact the long-term EPS forecast of the Fund's portfolio holdings due to the strong value propositions of the portfolio companies relative to their peers, their high levels of innovation and their low penetration rates of their addressable markets.

The Fund continues to trade at an attractive discount to our long-term valuation. In a world where growth will likely become scarce again, we believe our companies' competitive positions and long-term earnings growth profiles will remain strong. Businesses that grow by taking market share will become more valuable and should be in a better position to produce attractive returns over the long term.

Yours sincerely,

Mark Arnold	Jason Orthman
Lead Portfolio Manager	Lead Portfolio Manager
H.A.M.L.	H.A.M.L.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/15/21 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/15/21 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/22	FUND	INDEX
SIX MONTHS	(10.81)%	2.97%
ONE YEAR	(45.32)%	(18.14)%
AVERAGE ANNUAL SINCE INCEPTION	(42.52)%	(16.01)%

Institutional Class Expenses
GROSS EXPENSE RATIO	2.28%
NET EXPENSE RATIO	0.80%

Frontier Funds

EXPENSE EXAMPLE

December 31, 2022 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/22 – 12/31/22).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2022 (Unaudited)

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,008.90	0.80%	$4.05
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,024.60	0.80%	$4.08
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$1,024.60	0.90%	$4.59
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
MFG Global Sustainable Fund – Institutional Class
Actual Fund Return	$1,000.00	$999.10	0.80%	$4.03
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Sustainable Fund – Service Class
Actual Fund Return	$1,000.00	$997.50	0.90%	$4.53
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$960.70	0.50%	$2.47
Hypothetical 5% Return	$1,000.00	$1,022.68	0.50%	$2.55
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$960.50	0.60%	$2.96
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
MFG Select Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$975.70	0.80%	$3.98
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Select Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$974.80	0.94%	$4.68
Hypothetical 5% Return	$1,000.00	$1,020.47	0.94%	$4.79

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2022 (Unaudited)

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Annualized Expense Ratio*	Expenses Paid During the Period*
HyperiUS Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$891.90	0.80%	$3.81
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
HyperiUS Global Equity Fund – Service Class
Actual Fund Return	$1,000.00	$891.90	0.80%	$3.81
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 88.7%
	Canada 2.9%
16,458	Brookfield Asset Management, Inc. - Class A	$471,253
63,309	Brookfield Corp.	1,990,914
		2,462,167
	France 6.1%
3,664	L'Oreal SA	1,312,065
3,297	LVMH Moet Hennessy Louis Vuitton SE	2,399,196
11,301	Safran SA	1,415,490
		5,126,751
	Germany 3.0%
24,046	SAP SE	2,482,518
	Netherlands 3.8%
5,788	ASML Holding NV	3,155,907
	Spain 1.6%
25,680	Amadeus IT Group SA (a)	1,332,216
	Switzerland 6.8%
25,973	Nestle SA	3,000,127
29,629	Novartis AG	2,681,349
		5,681,476
	United Kingdom 7.0%
70,262	Diageo PLC	3,075,515
40,419	Reckitt Benckiser Group PLC	2,801,712
		5,877,227
	United States 57.5%
10,502	Alphabet, Inc. - Class A (a)	926,592
20,627	Alphabet, Inc. - Class C (a)	1,830,234
15,856	Amazon.com, Inc. (a)	1,331,904
13,321	Apple, Inc.	1,730,798
1,515	Chipotle Mexican Grill, Inc. (a)	2,102,047
19,749	Eversource Energy	1,655,756
10,415	HCA Healthcare, Inc.	2,499,183
Number of Shares		Value
	United States 57.5% (continued)
34,303	Intercontinental Exchange, Inc.	$3,519,145
7,589	Intuit, Inc.	2,953,791
14,169	Lowe's Companies, Inc.	2,823,032
9,443	Mastercard, Inc. - Class A	3,283,614
12,895	McDonald's Corp.	3,398,219
21,061	Microsoft Corp.	5,050,849
8,040	PepsiCo, Inc.	1,452,506
47,567	U.S. Bancorp	2,074,397
2,656	UnitedHealth Group, Inc.	1,408,158
17,665	Visa, Inc. - Class A	3,670,080
18,888	WEC Energy Group, Inc.	1,770,939
24,287	Xcel Energy, Inc.	1,702,762
23,778	Yum! Brands, Inc.	3,045,486
		48,229,492
	Total Common Stocks
	(Cost $53,968,902)	74,347,754
Principal Amount
SHORT-TERM INVESTMENTS 2.3%
	Money Market Deposit Account 2.3%
$1,940,161	U.S. Bank N.A., 3.300% (b)	1,940,161
	Total Short-Term Investments
	(Cost $1,940,161)	1,940,161
	Total Investments 91.0%
	(Cost $55,909,063)	76,287,915
	Other Assets in Excess of Liabilities 9.0%	7,574,676
	TOTAL NET ASSETS 100.0%	$83,862,591

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2022 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	28.2%
Consumer Discretionary	18.0
Consumer Staples	13.9
Financials	9.6
Health Care	7.9
Utilities	6.1
Communication Services	3.3
Industrials	1.7
Total Common Stocks	88.7
Total Short-Term Investments	2.3
Total Investments	91.0
Other Assets in Excess of Liabilities	9.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 91.0%
	Canada 3.0%
3,436	Brookfield Asset Management, Inc. - Class A	$98,392
13,280	Brookfield Corp.	417,624
		516,016
	France 6.2%
770	L'Oreal SA	275,734
693	LVMH Moet Hennessy Louis Vuitton SE	504,290
2,368	Safran SA	296,600
		1,076,624
	Germany 3.0%
5,052	SAP SE	521,570
	Netherlands 3.9%
1,233	ASML Holding NV	672,293
	Spain 1.6%
5,407	Amadeus IT Group SA (a)	280,502
	Switzerland 7.0%
5,455	Nestle SA	630,104
6,318	Novartis AG	571,763
		1,201,867
	United Kingdom 7.2%
14,767	Diageo PLC	646,383
8,495	Reckitt Benckiser Group PLC	588,845
		1,235,228
	United States 59.1%
2,205	Alphabet, Inc. - Class A (a)	194,547
4,323	Alphabet, Inc. - Class C (a)	383,580
3,326	Amazon.com, Inc. (a)	279,384
2,800	Apple, Inc.	363,804
318	Chipotle Mexican Grill, Inc. (a)	441,222
4,151	Eversource Energy	348,020
2,184	HCA Healthcare, Inc.	524,073
Number of Shares		Value
	United States 59.1% (continued)
7,210	Intercontinental Exchange, Inc.	$739,674
1,618	Intuit, Inc.	629,758
3,024	Lowe's Companies, Inc.	602,502
2,013	Mastercard, Inc. - Class A	699,981
2,744	McDonald's Corp.	723,126
4,480	Microsoft Corp.	1,074,394
1,686	PepsiCo, Inc.	304,593
9,975	U.S. Bancorp	435,010
558	UnitedHealth Group, Inc.	295,840
3,761	Visa, Inc. - Class A	781,385
3,963	WEC Energy Group, Inc.	371,571
5,110	Xcel Energy, Inc.	358,262
5,065	Yum! Brands, Inc.	648,725
		10,199,451
	Total Common Stocks
	(Cost $12,099,553)	15,703,551
Principal Amount
SHORT-TERM INVESTMENTS 6.4%
	Money Market Deposit Account 6.4%
$1,105,015	U.S. Bank N.A., 3.300% (b)	1,105,015
	Total Short-Term Investments
	(Cost $1,105,015)	1,105,015
	Total Investments 97.4%
	(Cost $13,204,568)	16,808,566
	Other Assets in Excess of Liabilities 2.6%	449,648
	TOTAL NET ASSETS 100.0%	$17,258,214

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2022 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	29.1%
Consumer Discretionary	18.5
Consumer Staples	14.2
Financials	9.8
Health Care	8.1
Utilities	6.3
Communication Services	3.3
Industrials	1.7
Total Common Stocks	91.0
Total Short-Term Investments	6.4
Total Investments	97.4
Other Assets in Excess of Liabilities	2.6
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 90.3%
	Germany 6.3%
12,664	Fraport AG Frankfurt Airport Services Worldwide (a)	$512,860
13,391	SAP SE	1,382,492
		1,895,352
	Spain 2.2%
5,316	Aena SME SA (a)	666,403
	Switzerland 8.0%
9,561	Nestle SA	1,104,386
14,333	Novartis AG	1,297,100
		2,401,486
	United Kingdom 7.7%
15,070	Reckitt Benckiser Group PLC	1,044,603
25,008	Unilever PLC	1,254,817
		2,299,420
	United States 66.1%
22,786	Alphabet, Inc. - Class C (a)	2,021,802
13,210	Amazon.com, Inc. (a)	1,109,640
2,701	American Tower Corp.	572,234
337	Booking Holdings, Inc. (a)	679,149
520	Chipotle Mexican Grill, Inc. (a)	721,495
6,472	Eversource Energy	542,612
10,913	Intercontinental Exchange, Inc.	1,119,565
4,423	Mastercard, Inc. - Class A	1,538,009
2,239	McDonald's Corp.	590,044
8,933	Meta Platforms, Inc. - Class A (a)	1,074,997
8,776	Microsoft Corp.	2,104,660
11,505	PayPal Holdings, Inc. (a)	819,386
3,321	Salesforce, Inc. (a)	440,331
7,674	The Procter & Gamble Co.	1,163,071
20,574	U.S. Bancorp	897,232
7,410	Visa, Inc. - Class A	1,539,502
10,869	Walmart, Inc.	1,541,116
Number of Shares		Value
	United States 66.1% (continued)
10,705	Yum! Brands, Inc.	$1,371,096
		19,845,941
	Total Common Stocks
	(Cost $28,743,647)	27,108,602
Principal Amount
SHORT-TERM INVESTMENTS 9.3%
	Money Market Deposit Account 9.3%
$2,794,301	U.S. Bank N.A., 3.300% (b)	2,794,301
	Total Short-Term Investments
	(Cost $2,794,301)	2,794,301
	Total Investments 99.6%
	(Cost $31,537,948)	29,902,903
	Other Assets in Excess of Liabilities 0.4%	105,399
	TOTAL NET ASSETS 100.0%	$30,008,302

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2022 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	26.1%
Consumer Staples	20.4
Consumer Discretionary	14.9
Communication Services	10.3
Financials	6.7
Health Care	4.3
Industrials	3.9
Real Estate	1.9
Utilities	1.8
Total Common Stocks	90.3
Total Short-Term Investments	9.3
Total Investments	99.6
Other Assets in Excess of Liabilities	0.4
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.0%
	Australia 5.0%
857,331	APA Group	$6,266,590
1,079,968	Atlas Arteria Ltd.	4,863,612
1,661,084	Transurban Group	14,614,003
		25,744,205
	Belgium 1.5%
53,367	Elia Group SA/NV	7,586,776
	Canada 13.5%
496,797	Algonquin Power & Utilities Corp.	3,236,152
143,779	Canadian Utilities Ltd. - Class A	3,891,802
195,010	Emera, Inc.	7,453,299
385,678	Enbridge, Inc.	15,073,914
349,106	Fortis, Inc. (a)	13,969,397
435,174	Hydro One Ltd.	11,657,135
338,022	TC Energy Corp.	13,475,944
		68,757,643
	Chile 0.2%
5,139,087	Aguas Andinas SA - Class A	1,183,699
	France 6.2%
71,929	Aeroports de Paris	9,636,413
399,768	Getlink SE (a)	6,401,526
158,032	Vinci SA	15,753,680
		31,791,619
	Germany 0.5%
67,539	Fraport AG Frankfurt Airport Services Worldwide (a)	2,735,157
	Hong Kong 1.6%
1,548,159	Power Assets Holdings Ltd.	8,461,417
	Italy 5.9%
155,553	ACEA SpA	2,149,798
456,572	Enav SpA	1,936,735
Number of Shares		Value
	Italy 5.9% (continued)
588,922	Italgas SpA	$3,269,922
2,442,864	Snam SpA	11,845,013
1,460,978	Terna SpA	10,789,576
		29,991,044
	Mexico 2.6%
248,590	Grupo Aeroportuario del Centro Norte SAB de CV (a)	1,911,259
306,110	Grupo Aeroportuario del Pacifico SAB de CV - Class B	4,389,046
201,382	Grupo Aeroportuario del Sureste SAB de CV - Class B (a)	4,691,938
277,644	Promotora y Operadora de Infraestructura SAB de CV	2,259,023
		13,251,266
	Netherlands 0.5%
91,843	Koninklijke Vopak NV	2,731,988
	New Zealand 1.4%
1,070,176	Auckland International Airport Ltd.	5,307,639
808,841	Vector Ltd.	2,115,645
		7,423,284
	Portugal 0.3%
512,163	REN - Redes Energeticas Nacionais SGPS SA	1,381,870
	Spain 10.5%
109,029	Aena SME SA (a)	13,667,655
467,746	Cellnex Telecom SA	15,515,663
190,428	Enagas SA	3,166,523
544,905	Ferrovial SA	14,267,049
393,288	Red Electrica Corp. SA	6,838,535
		53,455,425
	Switzerland 0.7%
22,316	Flughafen Zuerich AG (a)	3,453,185

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.0% (continued)
	United Kingdom 5.8%
1,308,344	National Grid PLC	$15,673,197
190,844	Pennon Group PLC	2,051,886
182,843	Severn Trent PLC	5,841,524
495,661	United Utilities Group PLC	5,922,353
		29,488,960
	United States 41.8%
17,508	ALLETE, Inc.	1,129,441
61,175	Alliant Energy Corp.	3,377,472
63,106	Ameren Corp.	5,611,385
108,911	American Electric Power Co., Inc.	10,341,099
10,206	American States Water Co.	944,565
47,456	American Tower Corp.	10,054,028
44,410	American Water Works Co., Inc.	6,768,972
34,415	Atmos Energy Corp.	3,856,889
94,433	Avangrid, Inc.	4,058,730
12,011	Avista Corp.	532,568
16,787	Black Hills Corp.	1,180,798
14,142	California Water Service Group	857,571
153,739	CenterPoint Energy, Inc.	4,610,633
5,976	Chesapeake Utilities Corp.	706,244
70,892	CMS Energy Corp.	4,489,590
86,673	Consolidated Edison, Inc.	8,260,804
73,394	Crown Castle International Corp.	9,955,162
172,462	Dominion Energy Corp.	10,575,370
47,321	DTE Energy Co.	5,561,637
106,170	Duke Energy Corp.	10,934,448
49,701	Entergy Corp.	5,591,362
64,753	Essential Utilities, Inc.	3,090,661
56,048	Evergy, Inc.	3,527,101
85,073	Eversource Energy	7,132,520
242,166	Exelon Corp.	10,468,836
139,650	FirstEnergy Corp.	5,856,921
13,307	IDACORP, Inc.	1,435,160
Number of Shares		Value
	United States 41.8% (continued)
9,068	MGE Energy, Inc.	$638,387
6,850	Middlesex Water Co.	538,889
99,921	NiSource, Inc.	2,739,834
7,085	Northwest Natural Holding Co.	337,175
17,993	NorthWestern Corp.	1,067,705
49,135	OGE Energy Corp.	1,943,289
13,966	ONE Gas, Inc.	1,057,506
28,764	Pinnacle West Capital Corp.	2,187,215
26,330	PNM Resources, Inc.	1,284,641
19,011	Portland General Electric Co.	931,539
179,844	PPL Corp.	5,255,042
121,867	Public Service Enterprise Group, Inc.	7,466,791
26,370	SBA Communications Corp.	7,391,775
63,901	Sempra Energy	9,875,261
7,821	SJW Group	634,987
37,868	South Jersey Industries, Inc.	1,345,450
13,542	Spire, Inc.	932,502
146,364	The Southern Co.	10,451,853
77,044	WEC Energy Group, Inc.	7,223,645
133,663	Xcel Energy, Inc.	9,371,113
		213,584,566
	Total Common Stocks
	(Cost $403,721,787)	501,022,104
CLOSED-END FUNDS 1.1%
	United Kingdom 1.1%
1,483,788	HICL Infrastructure PLC	2,930,479
1,396,055	International Public Partnerships Ltd.	2,555,281
		5,485,760
	Total Closed-End Funds
	(Cost $5,722,265)	5,485,760

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2022 (Unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS 2.5%
	Money Market Deposit Account 2.5%
$12,682,120	U.S. Bank N.A., 3.300% (b)	$12,682,120
	Total Short-Term Investments
	(Cost $12,682,120)	12,682,120
	Total Investments 101.6%
	(Cost $422,126,172)	519,189,984
	Liabilities in Excess of Other Assets (1.6)%	(8,346,347)
	TOTAL NET ASSETS 100.0%	$510,843,637

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	28.5%
Transmission & Distribution	21.4
Toll Roads	11.4
Airports	9.3
Communications	8.4
Energy Infrastructure	7.3
Water Utilities	5.9
Gas Utilities	5.8
Total Common Stocks	98.0
Social	1.1
Total Closed-End Funds	1.1
Total Short-Term Investments	2.5
Total Investments	101.6
Liabilities in Excess of Other Assets	(1.6)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.2%
	Australia 11.7%
1,119,405	Atlas Arteria Ltd.	$5,041,216
972,051	Transurban Group	8,551,979
		13,593,195
	Canada 2.2%
66,856	Enbridge, Inc.	2,613,013
	France 9.6%
20,929	Aeroports de Paris	2,803,883
84,635	Vinci SA	8,436,979
		11,240,862
	Italy 5.0%
230,409	Italgas SpA	1,279,320
471,325	Snam SpA	2,285,371
309,954	Terna SpA	2,289,064
		5,853,755
	Netherlands 1.4%
53,795	Koninklijke Vopak NV	1,600,202
	New Zealand 1.0%
243,086	Auckland International Airport Ltd.	1,205,608
	Spain 11.4%
41,867	Aena SME SA (a)	5,248,362
224,759	Ferrovial SA	5,884,783
125,753	Red Electrica Corp. SA	2,186,607
		13,319,752
	United Kingdom 12.1%
515,770	National Grid PLC	6,178,624
85,648	Severn Trent PLC	2,736,308
433,282	United Utilities Group PLC	5,177,024
		14,091,956
	United States 41.8%
29,660	Alliant Energy Corp.	1,637,529
20,814	American Tower Corp.	4,409,654
Number of Shares		Value
	United States 41.8% (continued)
10,472	American Water Works Co., Inc.	$1,596,142
66,176	CMS Energy Corp.	4,190,926
17,120	Crown Castle International Corp.	2,322,157
115,858	CSX Corp.	3,589,281
61,791	Dominion Energy Corp.	3,789,024
70,364	Evergy, Inc.	4,428,007
46,388	Eversource Energy	3,889,170
18,760	Norfolk Southern Corp.	4,622,839
35,444	Sempra Energy	5,477,516
4,798	Union Pacific Corp.	993,522
36,706	WEC Energy Group, Inc.	3,441,555
62,140	Xcel Energy, Inc.	4,356,635
		48,743,957
	Total Common Stocks
	(Cost $106,822,316)	112,262,300
Principal Amount
SHORT-TERM INVESTMENTS 3.1%
	Money Market Deposit Account 3.1%
$3,671,179	U.S. Bank N.A., 3.300% (b)	3,671,179
	Total Short-Term Investments
	(Cost $3,671,179)	3,671,179
	Total Investments 99.3%
	(Cost $110,493,495)	115,933,479
	Other Assets in Excess of Liabilities 0.7%	772,013
	TOTAL NET ASSETS 100.0%	$116,705,492

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2022 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Toll Roads	23.9%
Integrated Power	23.4
Transmission & Distribution	12.5
Water Utilities	8.1
Airports	7.9
Rail	7.9
Communications	5.8
Energy Infrastructure	3.6
Gas Utilities	3.1
Total Common Stocks	96.2
Total Short-Term Investments	3.1
Total Investments	99.3
Other Assets in Excess of Liabilities	0.7
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.5%
	France 10.1%
305	Hermes International	$472,093
597	Kering SA	303,829
326	LVMH Moet Hennessy Louis Vuitton SE	237,227
		1,013,149
	Luxembourg 4.1%
5,232	Spotify Technology SA (a)	413,066
	United States 84.3%
4,822	Airbnb, Inc. - Class A (a)	412,281
4,568	Alphabet, Inc. - Class A (a)	403,035
11,555	Amazon.com, Inc. (a)	970,620
7,671	Block, Inc. - Class A (a)	482,046
801	Costco Wholesale Corp.	365,657
984	Intuit, Inc.	382,992
1,158	Intuitive Surgical, Inc. (a)	307,275
1,233	Mastercard, Inc. - Class A	428,751
1,203	Meta Platforms, Inc. - Class A (a)	144,769
4,223	Microsoft Corp.	1,012,759
37,698	Palantir Technologies, Inc. (a)	242,021
2,534	Roku, Inc. - Class A (a)	103,134
2,306	Salesforce, Inc. (a)	305,753
2,576	ServiceNow, Inc. (a)	1,000,184
8,059	Tesla, Inc. (a)	992,708
2,334	Visa, Inc. - Class A	484,912
2,758	Workday, Inc. - Class A (a)	461,496
		8,500,393
	Total Common Stocks
	(Cost $15,042,660)	9,926,608
Principal Amount		Value
SHORT-TERM INVESTMENTS 1.5%
	Money Market Deposit Account 1.5%
$146,770	U.S. Bank N.A., 3.300% (b)	$146,770
	Total Money Market Funds
	(Cost $146,770)	146,770
	Total Investments 100.0%
	(Cost $15,189,430)	10,073,378
	Other Assets in Excess of Liabilities 0.0%	3,968
	TOTAL NET ASSETS 100.0%	$10,077,346

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	47.6%
Consumer Discretionary	33.6
Communication Services	10.6
Consumer Staples	3.6
Health Care	3.1
Total Common Stocks	98.5
Total Short-Term Investments	1.5
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund
ASSETS:
Investments at cost	$55,909,063	$13,204,568	$31,537,948
Foreign currency at cost	$61,000	$57,287	$44,668
Investments at value	$76,287,915	$16,808,566	$29,902,903
Foreign currency at value	59,760	57,170	44,569
Cash	12,888	—	—
Receivable for investments sold	5,180,433	—	—
Dividends and interest receivable	54,527	15,544	27,270
Receivable from Adviser	—	794	19,220
Dividend tax reclaim receivable	2,332,927	662,330	41,000
Prepaid expenses and other assets	24,333	13,879	23,087
Total assets	83,952,783	17,558,283	30,058,049
LIABILITIES:
Payable for Fund shares redeemed	—	267,462	—
Payable to Adviser	49,609	—	21,034
Accrued shareholder servicing fees	—	1,845	1,772
Accrued expenses	40,583	30,762	26,941
Total liabilities	90,192	300,069	49,747
Net Assets	$83,862,591	$17,258,214	$30,008,302
NET ASSETS CONSIST OF:
Paid in capital	$(26,227,464)	$8,836,082	$34,733,729
Total distributable earnings	110,090,055	8,422,132	(4,725,427)
Net Assets	$83,862,591	$17,258,214	$30,008,302
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$83,862,591	$14,770,974	$11,447,580
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	9,136,486	4,123,869	1,135,869
Net Asset Value, Redemption Price and Offering Price Per Share	$9.18	$3.58	$10.08
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$2,487,240	$18,560,722
Authorized		50,000,000	50,000,000
Issued and Outstanding		694,643	1,842,749
Net Asset Value, Redemption Price and Offering Price Per Share		$3.58	$10.07

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2022 (Unaudited)

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund
ASSETS:
Investments at cost	$422,126,172	$110,493,495	$15,189,430
Foreign currency at cost	$610,573	$151,666	$—
Investments at value	$519,189,984	$115,933,479	$10,073,378
Foreign currency at value	613,633	153,633	—
Receivable for investments sold	26,266	—	19,152
Receivable for Fund shares sold	379,423	87,980	—
Dividends and interest receivable	1,573,861	527,968	590
Receivable from Adviser	—	—	21,470
Dividend tax reclaim receivable	396,730	81,431	499
Prepaid expenses and other assets	32,833	23,565	1,491
Total assets	522,212,730	116,808,056	10,116,580
LIABILITIES:
Payable for investments purchased	—	—	18,227
Payable for Fund shares redeemed	11,079,840	—	—
Payable to Adviser	182,232	51,892	—
Accrued shareholder servicing fees	27,999	16,075	—
Accrued expenses	79,022	34,597	21,007
Total liabilities	11,369,093	102,564	39,234
Net Assets	$510,843,637	$116,705,492	$10,077,346
NET ASSETS CONSIST OF:
Paid in capital	$423,726,111	$112,752,322	$17,123,882
Total distributable earnings	87,117,526	3,953,170	(7,046,536)
Net Assets	$510,843,637	$116,705,492	$10,077,346
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$320,258,994	$80,680,204	$10,070,134
Authorized	50,000,000	50,000,000	50,000,000
Issued and Outstanding	18,815,249	7,606,354	1,793,549
Net Asset Value, Redemption Price and Offering Price Per Share	$17.02	$10.61	$5.61
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class	Service Class
Net Assets	$190,584,643	$36,025,288	$7,212
Authorized	50,000,000	50,000,000	50,000,000
Issued and Outstanding	11,174,300	3,395,341	1,285
Net Asset Value, Redemption Price and Offering Price Per Share	$17.06	$10.61	$5.61

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2022 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund
INVESTMENT INCOME:
Dividend income	$2,408,859 (1)	$259,434 (2)	$160,900 (3)
Interest income	173,476	22,492	37,711
Total investment income	2,582,335	281,926	198,611
EXPENSES:
Investment advisory fees	1,546,525	173,123	135,738
Fund administration and accounting fees	54,685	17,595	17,600
Custody fees	27,620	9,347	6,500
Legal fees	27,110	27,110	27,039
Reports to shareholders	21,544	11,318	9,718
Directors' fees and related expenses	16,384	16,382	16,384
Federal and state registration fees	14,186	23,723	17,931
Transfer agent fees	9,957	8,095	7,678
Audit and tax fees	9,813	10,077	9,320
Shareholder servicing fees	—	3,493	11,242
Other	9,214	7,454	5,253
Total expenses before waiver	1,737,038	307,717	264,403
Waiver of expenses by Adviser	(190,515)	(131,104)	(117,424)
Net expenses	1,546,523	176,613	146,979
Net Investment Income	1,035,812	105,313	51,632
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	142,568,186	9,078,386	(2,567,709)
Foreign currency transactions	93,342	7,801	6,228
Change in net unrealized appreciation/depreciation on:
Investments	(144,114,365)	(8,101,516)	2,613,876
Foreign currency translations	60,403	22,632	1,351
Net Realized and Unrealized Gain (Loss) on Investments	(1,392,434)	1,007,303	53,746
Net Increase (Decrease) in Net Assets Resulting from Operations	$(356,622)	$1,112,616	$105,378

(1)  Net of $23,494 in foreign withholding taxes.

(2)  Net of $3,734 in foreign withholding taxes.

(3)  Net of $2,001 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended December 31, 2022 (Unaudited)

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund
INVESTMENT INCOME:
Dividend income	$8,625,112 (1)	$1,588,833 (2)	$13,448 (3)
Interest income	132,887	53,970	2,276
Total investment income	8,757,999	1,642,803	15,724
EXPENSES:
Investment advisory fees	1,540,832	494,391	46,958
Shareholder servicing fees	121,692	25,575	—
Fund administration and accounting fees	85,626	25,450	13,280
Custody fees	50,076	13,491	3,632
Transfer agent fees	31,864	13,218	7,239
Reports to shareholders	29,816	13,580	6,161
Legal fees	25,958	25,975	27,380
Federal and state registration fees	23,647	18,830	1,196
Directors' fees and related expenses	16,384	16,384	16,384
Audit and tax fees	9,309	9,309	9,320
Other	10,907	6,762	5,997
Total expenses before waiver	1,946,111	662,965	137,547
Waiver and reimbursement of expenses by Adviser	(283,588)	(142,998)	(90,590)
Net expenses	1,662,523	519,967	46,957
Net Investment Income (Loss)	7,095,476	1,122,836	(31,233)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	6,064,770	(1,126,539)	(918,784)
Foreign currency transactions	(304,124)	(66,006)	(807)
Change in net unrealized appreciation/depreciation on:
Investments	(40,981,959)	(3,710,532)	(263,082)
Foreign currency translations	81,562	19,164	10
Net Realized and Unrealized Loss on Investments	(35,139,751)	(4,883,913)	(1,182,663)
Net Decrease in Net Assets Resulting from Operations	$(28,044,275)	$(3,761,077)	$(1,213,896)

(1)  Net of $482,810 in foreign withholding taxes.

(2)  Net of $59,267 in foreign withholding taxes.

(3)  Net of $425 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Six Months Ended December 31, 2022 (Unaudited)	For the Year Ended June 30, 2022	For the Six Months Ended December 31, 2022 (Unaudited)	For the Year Ended June 30, 2022
OPERATIONS:
Net investment income	$1,035,812	$4,590,608	$105,313	$293,612
Net realized gain (loss) on:
Investments	142,568,186	140,749,330	9,078,386	145,308,106
Foreign currency transactions	93,342	(45,722)	7,801	120,199
Change in net unrealized appreciation/depreciation on:
Investments	(144,114,365)	(331,083,712)	(8,101,516)	(193,968,835)
Foreign currency translations	60,403	(151,653)	22,632	(42,126)
Net increase (decrease) in net assets resulting from operations	(356,622)	(185,941,149)	1,112,616	(48,289,044)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(132,709,162)	(103,961,346)	(35,005,657)	(13,559,871)
Service Class			(7,249,482)	(14,237,291)
Decrease in net assets resulting from distributions paid	(132,709,162)	(103,961,346)	(42,255,139)	(27,797,162)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	780,306	14,889,983	3,219	11,613,720
Service Class			21,658	38,014,869
Shares issued to holders in reinvestment of distributions:
Institutional Class	117,692,852	95,109,069	26,550,759	12,805,146
Service Class			5,906,734	14,006,237
Shares redeemed:
Institutional Class	(608,238,576)	(394,277,207)	(20,956,203)	(282,084,944)
Service Class			(6,284,361)	(346,035,154)
Redemption fees:
Institutional Class	375	1,888	10	1,057
Service Class			2	1,004
Net increase (decrease) in net assets resulting from capital share transactions	(489,765,043)	(284,276,267)	5,241,818	(551,678,065)
Total Decrease in Net Assets	(622,830,827)	(574,178,762)	(35,900,705)	(627,764,271)
NET ASSETS:
Beginning of Period	706,693,418	1,280,872,180	53,158,919	680,923,190
End of Period	$83,862,591	$706,693,418	$17,258,214	$53,158,919
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	48,387	719,612	268	704,733
Service Class			2,036	2,337,799
Shares issued to holders in reinvestment of distributions:
Institutional Class	9,325,436	4,494,758	6,549,001	792,888
Service Class			1,445,220	868,872
Shares redeemed:
Institutional Class	(42,148,321)	(20,001,505)	(5,794,000)	(18,882,773)
Service Class			(1,517,468)	(23,067,100)
Net increase (decrease) in shares outstanding	(32,774,498)	(14,787,135)	685,057	(37,245,581)

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Global Sustainable Fund		MFG Core Infrastructure Fund
	For the Six Months Ended December 31, 2022 (Unaudited)	For the Year Ended June 30, 2022	For the Six Months Ended December 31, 2022 (Unaudited)	For the Year Ended June 30, 2022
OPERATIONS:
Net investment income	$51,632	$146,725	$7,095,476	$22,068,857
Net realized gain (loss) on:
Investments	(2,567,709)	499,847	6,064,770	19,383,218
Foreign currency transactions	6,228	(3,678)	(304,124)	(323,920)
Change in net unrealized appreciation/depreciation on:
Investments	2,613,876	(8,091,286)	(40,981,959)	(8,005,615)
Foreign currency translations	1,351	(1,093)	81,562	(35,670)
Net increase (decrease) in net assets resulting from operations	105,378	(7,449,485)	(28,044,275)	33,086,870
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(71,451)	(438,819)	(16,235,700)	(14,722,801)
Service Class	(114,799)	(799,131)	(10,628,539)	(8,388,396)
Decrease in net assets resulting from distributions paid	(186,250)	(1,237,950)	(26,864,239)	(23,111,197)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	—	1,250,000	29,012,201	189,294,330
Service Class	2,635,236	12,337,445	32,160,743	119,620,715
Shares issued to holders in reinvestment of distributions:
Institutional Class	61,688	432,046	13,496,207	12,089,237
Service Class	64,157	406,085	6,623,448	5,504,936
Shares redeemed:
Institutional Class	(200,000)	—	(87,419,499)	(336,047,574)
Service Class	(6,793,788)	(1,834,041)	(119,033,305)	(84,274,558)
Redemption fees:
Institutional Class	1,290	271	57	1,646
Service Class	2,501	482	32	801
Net increase (decrease) in net assets resulting from capital share transactions	(4,228,916)	12,592,288	(125,160,116)	(93,810,467)
Total Increase (Decrease) in Net Assets	(4,309,788)	3,904,853	(180,068,630)	(83,834,794)
NET ASSETS:
Beginning of Period	34,318,090	30,413,237	690,912,267	774,747,061
End of Period	$30,008,302	$34,318,090	$510,843,637	$690,912,267
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	—	103,391	1,844,092	10,088,963
Service Class	258,027	975,941	1,890,289	6,237,308
Shares issued to holders in reinvestment of distributions:
Institutional Class	5,920	33,701	754,892	645,530
Service Class	6,153	31,676	369,475	292,400
Shares redeemed:
Institutional Class	(18,802)	—	(5,260,976)	(17,652,880)
Service Class	(654,424)	(157,348)	(6,926,194)	(4,289,779)
Net increase (decrease) in shares outstanding	(403,126)	987,361	(7,328,422)	(4,678,458)

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Select Infrastructure Fund		HyperiUS Global Equity Fund
	For the Six Months Ended December 31, 2022 (Unaudited)	For the Year Ended June 30, 2022	For the Six Months Ended December 31, 2022 (Unaudited)	For the Period December 15, 2021(1) through June 30, 2022
OPERATIONS:
Net investment income (loss)	$1,122,836	$2,792,349	$(31,233)	$(35,413)
Net realized gain (loss) on:
Investments	(1,126,539)	4,791,838	(918,784)	(948,389)
Foreign currency transactions	(66,006)	(26,541)	(807)	(545)
Change in net unrealized appreciation/depreciation on:
Investments	(3,710,532)	(4,768,431)	(263,082)	(4,852,970)
Foreign currency translations	19,164	(11,757)	10	(1)
Net increase (decrease) in net assets resulting from operations	(3,761,077)	2,777,458	(1,213,896)	(5,837,318)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(973,821)	(2,101,727)	—	—
Service Class	(399,422)	(768,214)	—	—
Decrease in net assets resulting from distributions paid	(1,373,243)	(2,869,941)	—	—
CAPITAL SHARE TRANSACTIONS(2):
Shares sold:
Institutional Class	932,666	7,102,890	—	17,229,479
Service Class	3,271,516	8,031,116	—	10,501
Shares issued to holders in reinvestment of distributions:
Institutional Class	409,714	896,705	—	—
Service Class	159,310	330,181	—	—
Shares redeemed:
Institutional Class	(10,018,866)	(5,688,665)	(111,420)	—
Service Class	(2,440,737)	(5,544,441)	—	—
Redemption fees:
Institutional Class	—	23	—	—
Service Class	—	9	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(7,686,397)	5,127,818	(111,420)	17,239,980
Total Increase (Decrease) in Net Assets	(12,820,717)	5,035,335	(1,325,316)	11,402,662
NET ASSETS:
Beginning of Period	129,526,209	124,490,874	11,402,662	—
End of Period	$116,705,492	$129,526,209	$10,077,346	$11,402,662
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	89,421	625,237	—	1,811,549
Service Class	306,075	707,557	—	1,285
Shares issued to holders in reinvestment of distributions:
Institutional Class	39,414	80,139	—	—
Service Class	15,266	29,523	—	—
Shares redeemed:
Institutional Class	(996,183)	(497,306)	(18,000)	—
Service Class	(223,495)	(478,942)	—	—
Net increase (decrease) in shares outstanding	(769,502)	466,208	(18,000)	1,812,834

(1)  Commencement of operations of the Institutional Class.

(2)  HyperiUS Global Equity Fund — Service Class commenced operations on March 16, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$16.86		$22.59	$19.78	$19.72	$18.89	$17.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04	(1)	0.09 (1)	0.09	0.11 (1)	0.17	0.13
Net realized and unrealized gain (loss) on investments	0.43		(3.91)	4.05	1.39	2.38	2.22
Total Income (Loss) from Investment Operations	0.47		(3.82)	4.14	1.50	2.55	2.35
LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.10)	(0.01)	(0.14)	(0.17)	(0.14)
From net realized gain on investments	(7.99)		(1.81)	(1.32)	(1.30)	(1.55)	(0.57)
Total Distributions	(8.15)		(1.91)	(1.33)	(1.44)	(1.72)	(0.71)
Redemption fees retained(2)	—		—	—	—	—	—
Net Asset Value, End of Period	$9.18		$16.86	$22.59	$19.78	$19.72	$18.89
Total Return	0.89	%(3)	(18.61)%	21.53%	7.58%	15.06%	13.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$83,863		$706,693	$1,280,872	$1,162,448	$1,125,305	$1,103,521
Ratio of expenses to average net assets
Before waivers and reimbursements	0.90	%(4)	0.86%	0.84%	0.85%	0.85%	0.85%
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.44	%(4)	0.36%	0.37%	0.49%	0.80%	0.64%
Net of waivers and reimbursements	0.54	%(4)	0.42%	0.41%	0.54%	0.85%	0.69%
Portfolio turnover rate	19	%(3)	32%	25%	45%	34%	28%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$12.87		$16.47	$13.69	$13.04	$12.72	$11.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	(1)	0.03 (1)	0.05	0.07 (1)	0.10 (1)	0.10
Net realized and unrealized gain (loss) on investments	0.47		(2.96)	2.86	0.93	1.60	1.40
Total Income (Loss) from Investment Operations	0.48		(2.93)	2.91	1.00	1.70	1.50
LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.05)	(0.01)	(0.08)	(0.16)	(0.08)
From net realized gain on investments	(9.72)		(0.62)	(0.12)	(0.27)	(1.22)	(0.19)
Total Distributions	(9.77)		(0.67)	(0.13)	(0.35)	(1.38)	(0.27)
Redemption fees retained	—	(2)	— (2)	— (2)	— (2)	—	—
Net Asset Value, End of Period	$3.58		$12.87	$16.47	$13.69	$13.04	$12.72
Total Return	2.46	%(3)	(18.64)%	21.35%	7.65%	15.22%	13.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$14,771		$43,342	$341,795	$306,283	$215,921	$340,204
Ratio of expenses to average net assets
Before waivers and reimbursements	1.41	%(4)	0.90%	0.87%	0.89%	0.89%	0.88%
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.11	)%(4)	0.05%	0.29%	0.45%	0.73%	0.71%
Net of waivers and reimbursements	0.50	%(4)	0.15%	0.36%	0.54%	0.82%	0.79%
Portfolio turnover rate(5)	21	%(3)	27%	29%	44%	56%	59%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022		Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$12.83		$16.44		$13.67	$13.03	$12.72	$11.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(1)	(0.01	)(1)	0.05	0.06 (1)	0.10 (1)	0.10
Net realized and unrealized gain (loss) on investments	0.48		(2.94)		2.84	0.92	1.58	1.39
Total Income (Loss) from Investment Operations	0.49		(2.95)		2.89	0.98	1.68	1.49
LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.04)		— (2)	(0.07)	(0.15)	(0.07)
From net realized gain on investments	(9.72)		(0.62)		(0.12)	(0.27)	(1.22)	(0.19)
Total Distributions	(9.74)		(0.66)		(0.12)	(0.34)	(1.37)	(0.26)
Redemption fees retained	—	(2)	—	(2)	— (2)	— (2)	—	—
Net Asset Value, End of Period	$3.58		$12.83		$16.44	$13.67	$13.03	$12.72
Total Return	2.46	%(3)	(18.77)%		21.25%	7.50%	15.09%	13.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,487		$9,816		$339,128	$230,199	$116,849	$74,933
Ratio of expenses to average net assets
Before waivers and reimbursements	1.49	%(4)	0.98%		0.97%	0.99%	0.98%	0.95%
Net of waivers and reimbursements	0.90	%(4)	0.90%		0.90%	0.90%	0.89%	0.88%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.19	)%(4)	(0.11)%		0.24%	0.37%	0.68%	0.60%
Net of waivers and reimbursements	0.40	%(4)	(0.03)%		0.31%	0.46%	0.77%	0.67%
Portfolio turnover rate(5)	21	%(3)	27%		29%	44%	56%	59%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2020(1)
Net Asset Value, Beginning of Period	$10.15		$12.70	$10.43	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	(0.03)		(2.16)	2.24	0.39
Total Income (Loss) from Investment Operations	(0.01)		(2.11)	2.30	0.44
LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.05)	(0.03)	(0.01)
From net realized gain on investments	—		(0.39)	—	—
Total Distributions	(0.06)		(0.44)	(0.03)	(0.01)
Redemption fees retained	—	(2)	— (2)	— (2)	—
Net Asset Value, End of Period	$10.08		$10.15	$12.70	$10.43
Total Return	(0.09	)%(3)	(17.37)%	22.05%	4.36	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,448		$11,663	$12,851	$10,537
Ratio of expenses to average net assets
Before waivers and reimbursements	1.50	%(4)	1.45%	2.03%	2.26	%(4)
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80%	0.80	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.32	)%(4)	(0.20)%	(0.74)%	(0.82	)%(4)
Net of waivers and reimbursements	0.38	%(4)	0.45%	0.49%	0.64	%(4)
Portfolio turnover rate(5)	18	%(3)	40%	29%	43	%(3)

(1)  Commenced operations on October 9, 2019.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Period Ended June 30, 2021(1)
Net Asset Value, Beginning of Period	$10.15		$12.70	$11.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05 (2)	0.07
Net realized and unrealized gain (loss) on investments	(0.04)		(2.17)	1.20
Total Income (Loss) from Investment Operations	(0.02)		(2.12)	1.27
LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.04)	(0.03)
From net realized gain on investments	—		(0.39)	—
Total Distributions	(0.06)		(0.43)	(0.03)
Redemption fees retained(3)	—		—	—
Net Asset Value, End of Period	$10.07		$10.15	$12.70
Total Return	(0.25	)%(4)	(17.41)%	11.07	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$18,561		$22,655	$17,562
Ratio of expenses to average net assets
Before waivers and reimbursements	1.60	%(5)	1.55%	1.90	%(5)
Net of waivers and reimbursements	0.90	%(5)	0.90%	0.90	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.43	)%(5)	(0.27)%	(0.23	)%(5)
Net of waivers and reimbursements	0.27	%(5)	0.38%	0.77	%(5)
Portfolio turnover rate(6)	18	%(4)	40%	29	%(4)

(1)  Commenced operations on October 20, 2020.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$18.50		$18.43	$16.34		$17.16	$15.40	$15.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.49 (1)	0.46		0.41	0.45	0.58 (1)
Net realized and unrealized gain (loss) on investments	(0.93)		0.13	2.09		(0.81)	1.77	(0.48)
Total Income (Loss) from Investment Operations	(0.70)		0.62	2.55		(0.40)	2.22	0.10
LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.55)	(0.46)		(0.42)	(0.44)	(0.54)
From net realized gain on investments	(0.56)		—	—		—	(0.02)	— (2)
Total Distributions	(0.78)		(0.55)	(0.46)		(0.42)	(0.46)	(0.54)
Redemption fees retained	—	(2)	— (2)	—	(2)	— (2)	—	—
Net Asset Value, End of Period	$17.02		$18.50	$18.43		$16.34	$17.16	$15.40
Total Return	(3.93	)%(3)	3.33%	15.72%		(2.40)%	14.65%	0.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$320,259		$397,226	$523,439		$449,609	$402,142	$381,749
Ratio of expenses to average net assets
Before waivers and reimbursements	0.59	%(4)	0.57%	0.58	%(5)	0.58%	0.79%	0.81%
Net of waivers and reimbursements	0.50	%(4)	0.50%	0.50	%(5)	0.50%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.30	%(4)	2.51%	2.52	%(6)	2.41%	2.74%	3.57%
Net of waivers and reimbursements	2.39	%(4)	2.58%	2.60	%(6)	2.49%	2.83%	3.68%
Portfolio turnover rate(7)	7	%(3)	32%	17%		18%	18%	19%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.58%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.50%.

(6)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.52%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.60%.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$18.54		$18.48	$16.38		$17.20	$15.43	$15.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.49	0.43		0.43 (1)	0.65 (1)	0.53 (1)
Net realized and unrealized gain (loss) on investments	(0.89)		0.10	2.11		(0.85)	1.57	(0.43)
Total Income (Loss) from Investment Operations	(0.70)		0.59	2.54		(0.42)	2.22	0.10
LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.53)	(0.44)		(0.40)	(0.43)	(0.52)
From net realized gain on investments	(0.56)		—	—		—	(0.02)	— (2)
Total Distributions	(0.78)		(0.53)	(0.44)		(0.40)	(0.45)	(0.52)
Redemption fees retained(2)	—		—	—		—	—	—
Net Asset Value, End of Period	$17.06		$18.54	$18.48		$16.38	$17.20	$15.43
Total Return	(3.95	)%(3)	3.16%	15.63%		(2.49)%	14.60%	0.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$190,585		$293,686	$251,308		$183,676	$105,625	$9,054
Ratio of expenses to average net assets
Before waivers and reimbursements	0.69	%(4)	0.67%	0.68	%(5)	0.69%	0.90%	0.91%
Net of waivers and reimbursements	0.60	%(4)	0.60%	0.60	%(5)	0.60%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.08	%(4)	2.50%	2.46	%(6)	2.44%	3.89%	3.30%
Net of waivers and reimbursements	2.17	%(4)	2.57%	2.54	%(6)	2.53%	3.99%	3.41%
Portfolio turnover rate(7)	7	%(3)	32%	17%		18%	18%	19%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.68%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.60%.

(6)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.46%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.54%.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.00		$11.01	$9.99		$11.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.24	0.21		0.18	0.29	(2)
Net realized and unrealized gain (loss) on investments	(0.37)		— (3)	1.01		(1.08)	1.09
Total Income (Loss) from Investment Operations	(0.27)		0.24	1.22		(0.90)	1.38
LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.25)	(0.20)		(0.18)	(0.20)
From net realized gain on investments	(0.04)		—	—		(0.11)	—
Total Distributions	(0.12)		(0.25)	(0.20)		(0.29)	(0.20)
Redemption fees retained	—		— (3)	—	(3)	— (3)	—
Net Asset Value, End of Period	$10.61		$11.00	$11.01		$9.99	$11.18
Total Return	(2.43	)%(4)	2.13%	12.32%		(8.26)%	13.90	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$80,680		$93,217	$90,998		$78,775	$86,833
Ratio of expenses to average net assets
Before waivers and reimbursements	1.03	%(5)	1.01%	1.06	%(6)	1.08%	1.24	%(5)(7)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80	%(6)	0.80%	0.80	%(5)(7)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.61	%(5)	1.91%	1.72	%(8)	1.50%	2.37	%(5)(9)
Net of waivers and reimbursements	1.84	%(5)	2.12%	1.98	%(8)	1.78%	2.81	%(5)(9)
Portfolio turnover rate(10)	14	%(4)	27%	22%		40%	29	%(4)

(1)  Commenced operations on July 2, 2018.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.06%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(7)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.24%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(8)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.72%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 1.98%.

(9)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.38%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.82%.

(10)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2022 (Unaudited)		Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.01		$11.02	$10.00		$11.19	$10.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.22	0.24	(2)	0.23 (2)	0.17	(2)
Net realized and unrealized gain (loss) on investments	(0.36)		— (3)	0.97		(1.14)	0.82
Total Income (Loss) from Investment Operations	(0.28)		0.22	1.21		(0.91)	0.99
LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.23)	(0.19)		(0.17)	(0.13)
From net realized gain on investments	(0.04)		—	—		(0.11)	—
Total Distributions	(0.12)		(0.23)	(0.19)		(0.28)	(0.13)
Redemption fees retained	—		— (3)	—	(3)	— (3)	—	(3)
Net Asset Value, End of Period	$10.61		$11.01	$11.02		$10.00	$11.19
Total Return	(2.52	)%(4)	1.99%	12.22%		(8.32)%	9.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$36,025		$36,309	$33,493		$8,985	$2,296
Ratio of expenses to average net assets
Before waivers and reimbursements	1.17	%(5)	1.15%	1.17	%(6)	1.18%	1.35	%(5)
Net of waivers and reimbursements	0.94	%(5)	0.94%	0.92	%(6)	0.90%	0.90	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.54	%(5)	1.78%	1.99	%(7)	1.85%	3.99	%(5)
Net of waivers and reimbursements	1.77	%(5)	1.99%	2.24	%(7)	2.13%	4.44	%(5)
Portfolio turnover rate(8)	14	%(4)	27%	22%		40%	29	%(4)

(1)  Commenced operations on February 19, 2019.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.17%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.92%.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.99%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.24%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2022 (Unaudited)		Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$6.29		$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)		(0.02)
Net realized and unrealized loss on investments	(0.66)		(3.69)
Total Loss from Investment Operations	(0.68)		(3.71)
Net Asset Value, End of Period	$5.61		$6.29
Total Return	(10.81	)%(2)	(37.10	)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,070		$11,395
Ratio of expenses to average net assets
Before waivers and reimbursements	2.34	%(3)	2.28	%(3)
Net of waivers and reimbursements	0.80	%(3)	0.80	%(3)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.08	)%(3)	(2.01	)%(3)
Net of waivers and reimbursements	(0.54	)%(3)	(0.53	)%(3)
Portfolio turnover rate(4)	13	%(2)	28	%(2)

(1)  Commenced operations on December 15, 2021.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2022 (Unaudited)		Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$6.29		$8.17
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)		(0.01)
Net realized and unrealized loss on investments	(0.66)		(1.87)
Total Loss from Investment Operations	(0.68)		(1.88)
Net Asset Value, End of Period	$5.61		$6.29
Total Return	(10.81	)%(2)	(23.01	)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7		$8
Ratio of expenses to average net assets
Before waivers and reimbursements	2.34	%(3)	2.23	%(3)
Net of waivers and reimbursements	0.80	%(3)	0.80	%(3)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.08	)%(3)	(1.91	)%(3)
Net of waivers and reimbursements	(0.54	)%(3)	(0.48	)%(3)
Portfolio turnover rate(4)	13	%(2)	28	%(2)

(1)  Commenced operations on March 16, 2022.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2022 (Unaudited)

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund (the "Global Equity Fund") and Frontier MFG Global Plus Fund (the "Global Plus Fund") is capital appreciation. The investment objective of each of the Frontier MFG Global Sustainable Fund (the "Sustainable Fund") and the Frontier MFG Select Infrastructure Fund (the "Select Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The investment objective of the Frontier HyperiUS Global Equity Fund (the "HyperiUS Fund") is to seek long-term capital growth. The Core Fund is a diversified fund, and each of the Global Equity Fund, the Global Plus Fund, the Sustainable Fund, the Select Fund and the HyperiUS Fund is a non-diversified fund.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations of the Fund
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class • Class Y (c)	Mar. 23, 2015
Sustainable Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Oct. 9, 2019
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Select Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	July 2, 2018
HyperiUS Fund (a)	Frontegra	H.A.M.L.	Multi-Class • Institutional • Service Class	Dec. 15, 2021

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of December 31, 2022, the Service Class shares of the Global Equity Fund had not commenced operations.

(c)  As of December 31, 2022, the Class Y shares of the Global Plus Fund had not commenced operations.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2022 (Unaudited)

(2)  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Securities are valued at their fair value. Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a predetermined threshold and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value in accordance with the Adviser's fair valuation procedures in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Company has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser as "valuation designee" of the Board of Directors (the "Board") pursuant to policies and procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Adviser uses its Valuation Committee to make any required fair value determinations.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2022 (Unaudited)

The following is a summary of the Funds' investments by the inputs used to value the investments as of December 31, 2022:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$50,691,659	$23,656,095	$—	$74,347,754
Total Equity	50,691,659	23,656,095	—	74,347,754
Short-Term Investments	1,940,161	—	—	1,940,161
Total Investments in Securities	$52,631,820	$23,656,095	$—	$76,287,915

Global Plus Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$10,715,467	$4,988,084	$—	$15,703,551
Total Equity	10,715,467	4,988,084	—	15,703,551
Short-Term Investments	1,105,015	—	—	1,105,015
Total Investments in Securities	$11,820,482	$4,988,084	$—	$16,808,566

Sustainable Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$19,845,941	$7,262,661	$—	$27,108,602
Total Equity	19,845,941	7,262,661	—	27,108,602
Short-Term Investments	2,794,301	—	—	2,794,301
Total Investments in Securities	$22,640,242	$7,262,661	$—	$29,902,903

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$295,593,475	$205,428,629	$—	$501,022,104
Closed-End Funds	—	5,485,760	—	5,485,760
Total Equity	295,593,475	210,914,389	—	506,507,864
Short-Term Investments	12,682,120	—	—	12,682,120
Total Investments in Securities	$308,275,595	$210,914,389	$—	$519,189,984

Select Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$51,356,970	$60,905,330	$—	$112,262,300
Total Equity	51,356,970	60,905,330	—	112,262,300
Short-Term Investments	3,671,179	—	—	3,671,179
Total Investments in Securities	$55,028,149	$60,905,330	$—	$115,933,479

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2022 (Unaudited)

HyperiUS Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$8,913,459	$1,013,149	$—	$9,926,608
Total Equity	8,913,459	1,013,149	—	9,926,608
Short-Term Investments	146,770	—	—	146,770
Total Investments in Securities	$9,060,229	$1,013,149	$—	$10,073,378

(a)  See each Fund's Schedule of Investments for sector or country classifications.

(b)  Federal Income Taxes

Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations as incurred. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core and Select Funds, dividends from net investment income are usually declared and paid annually. The Core and Select Funds usually declare and pay dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The tax character of distributions paid during the six months ended December 31, 2022, and the fiscal year ended June 30, 2022, were as follows:

	Six Months Ended December 31, 2022			Year Ended June 30, 2022
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$3,072,773	$129,636,389	$132,709,162	$17,605,588	$86,355,758	$103,961,346
Global Plus Fund	211,756	42,043,383	42,255,139	12,720,008	15,077,154	27,797,162
Sustainable Fund	186,250	—	186,250	646,162	591,788	1,237,950
Core Fund	12,440,775	14,423,464	26,864,239	23,111,197	—	23,111,197
Select Fund	1,247,452	125,791	1,373,243	2,869,941	—	2,869,941

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2022 (Unaudited)

At June 30, 2022, the Funds' most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Global Equity Fund	Global Plus Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Cost of investments	$541,732,966	$41,095,888	$38,452,769	$556,088,023	$119,844,894	$16,612,657
Gross unrealized appreciation	$210,563,788	$14,770,845	$1,590,189	$152,437,084	$14,485,550	$2,128
Gross unrealized depreciation	(48,289,519)	(3,369,188)	(5,883,743)	(29,144,020)	(6,100,719)	(5,206,238)
Net unrealized appreciation/depreciation	162,274,269	11,401,657	(4,293,554)	123,293,064	8,384,831	(5,204,110)
Undistributed ordinary income	2,171,592	125,154	138,550	5,722,156	594,703	—
Undistributed long-term capital gain	78,997,594	38,064,415	—	13,098,840	125,709	—
Other accumulated losses	(287,616)	(26,571)	(489,551)	(88,020)	(17,753)	(628,530)
Total distributable earnings/(losses)	$243,155,839	$49,564,655	$(4,644,555)	$142,026,040	$9,087,490	$(5,832,640)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. Other accumulated gains (losses) include unrealized appreciation/depreciation on foreign currency transactions.

During the fiscal year ended June 30, 2022, the Core Fund utilized a long-term capital loss carryforward of $4,515,845 and the Select Fund utilized short-term and long-term capital loss carryforwards of $251,225 and $3,946,110, respectively.

At June 30, 2022, the HyperiUS Fund had short-term capital loss carryforwards that will not expire of $594,749.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. The Funds are also permitted to defer into their next fiscal year any net ordinary losses incurred from January 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2022, the Sustainable Fund deferred, on a tax basis, a post-October loss of $482,932, and the HyperiUS Fund deferred, on a tax basis, an ordinary late-year loss of $33,780.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2022 (Unaudited)

exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, which result from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Subsequent Event

On February 16, 2023, the Board approved a plan of liquidation for the Global Plus Fund, which will occur on or about May 11, 2023. After February 17, 2023, the Global Plus Fund will be closed to most new purchases and exchanges.

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2022 (Unaudited)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified to or from paid in capital. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2022, the following table shows the reclassifications made among tax components:

	Global Equity Fund	Global Plus Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Paid in capital	$19,690,804	$95,180,132	$—	$—	$—	$(4,678)
Total distributable earnings (accumulated losses)	(19,690,804)	(95,180,132)	—	—	—	4,678

The permanent differences primarily relate to equalization and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

Each of the Funds has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a majority-owned subsidiary of Magellan Financial Group Limited and is an affiliate of MFG. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra.

Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to an expense cap/reimbursement agreement, Frontegra has agreed to waive its management fees and/or reimburse each Fund's operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of advisory fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser. The expense cap/reimbursement agreement will continue in effect until October 31, 2024, and may be terminated only by, or with the consent of, the Board.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Service Class	0.80%	0.95%
Sustainable Fund - Institutional Class	0.80%	0.80%
Sustainable Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.50%	0.50%
Core Fund - Service Class	0.50%	0.65%
Select Fund - Institutional Class	0.80%	0.80%
Select Fund - Service Class	0.80%	0.95%
HyperiUS Fund - Institutional Class	0.80%	0.80%
HyperiUS Fund - Service Class	0.80%	0.95%

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause a Fund's expense ratio to exceed the lesser of (a) the expense limitation in place at the time of the waiver and/or expense payment, or (b) the expense limitation in place at the time of recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2022 (Unaudited)

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2023		2024	2025		2026	Total
Global Equity Fund	$286,050		$622,657	$614,614		$190,515	$1,713,836
Global Plus Fund	208,135		471,778	427,054		131,104	1,238,071
Sustainable Fund	72,929	(a)	220,491	235,935		117,424	646,779
Core Fund	236,415		545,610	621,176		283,588	1,686,789
Select Fund	125,119		272,450	279,646		142,998	820,213
HyperiUS Fund	—		—	100,350	(b)	90,590	190,940

(a) Expenses waived/reimbursed were for the period January 1, 2020, through June 30, 2020.

(b) Expenses waived/reimbursed were for the period December 15, 2021, through June 30, 2022.

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Global Plus, Sustainable, Core Infrastructure and Select Infrastructure Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, for each Fund subadvised by MFG, MFG is paid the net advisory fee received by Frontegra after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement discussed above, less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG.

Frontegra has also entered into a subadvisory agreement under which H.A.M.L. serves as the subadviser to the HyperiUS Fund and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, H.A.M.L. is compensated by Frontegra for its investment advisory services at the annual rate of 75% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of December 31, 2022, each Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Affiliates of the Adviser own a controlling interest in the Global Plus Fund, the Sustainable Fund and the HyperiUS Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2022, are summarized below:

	Global Equity Fund	Global Plus Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Purchases	$65,672,627	$7,842,333	$5,246,440	$43,063,644	$16,044,316	$1,522,385
Sales	$631,539,018	$40,996,586	$8,485,360	$162,146,851	$20,856,011	$1,676,302

There were no purchases or sales of U.S. Government securities for the Funds.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2022 (Unaudited)

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Global Plus Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of the Fund pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra and MFG, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund. As of December 31, 2022 the Class Y shares of the Fund had not commenced operations.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Class Y and Service Class shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of December 31, 2022, the Class Y shares of the Global Plus Fund and the Service Class shares of the Global Equity Fund had not commenced operations. For the six months ended December 31, 2022, the Service Plan expenses were as follows:

Service Plan Expenses
Global Plus Fund - Service Class	$3,493
Sustainable Fund - Service Class	$11,242
Core Fund - Service Class	$121,692
Select Fund - Service Class	$25,575
HyperiUS Fund - Service Class	$—

(6)  IMPACTS OF COVID-19

The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy.

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

(Unaudited)

A special meeting of shareholders (the "Special Meeting") of Frontier Funds, Inc. (the "Company") was held on September 15, 2022. At the Special Meeting, shareholders voted on a proposal to elect four directors to serve on the Board of Directors. Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on July 7, 2022.

At the Special Meeting, the following individuals were elected to serve on the Board of Directors by the shareholders of each series of the Company, voting together in the aggregate:

Name of Director	For	Withhold
Erik D. Barefield	40,276,193	357,907
Pamela H. Conroy	40,279,803	354,297
Steven K. Norgaard	40,276,921	357,179
William D. Forsyth III	40,286,656	347,444

This page intentionally left blank.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statements of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/23/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/23/2023

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	2/23/2023

2